Exhibit 10.7

This text is a translation, provided for information only. Due to the complexities of language translations, translations are not always precise. The original text in Portuguese is the legally valid version.

THIRD AMENDMENT TO TELECOMMUNICATIONS SUPPORT SERVICES CONTRACT

On one side, FALKLAND TECNOLOGIA EM COMUNICAÇÕES TELECOM SA, a company headquartered in the City of São Paulo, State of São Paulo, at Rua Padre Machado, # 674, Forest Health - Zip Code:.. 04127-001, enrolled with the CNPJ under No 01.009.876/0001-61, herein represented pursuant to its Bylaws, hereinafter referred to as IP CORP.

And on the other hand, ESOTV BRASIL PROMOÇÃO PUBLICIDADE LICENCIAMENTO E COMERCIO LTDA, based in the city of Santana do Parnaíba, São Paulo, at Rua Professor Edgard de Moraes, n ° 534 -. Centre - CEP 06502-165, enrolled with CNPJ under No. 10.563.796/0001-44, herein represented pursuant to its Social Contract, hereinafter simply ESOTV.

1. Whereas the aforementioned parties signed a TELECOMMUNICATIONS SUPPORT SERVICES CONTRACT on 19 October 2012.

The parties resolve, by mutual agreement, to sign this addendum to the TELECOMMUNICATIONS  SUPPORT SERVICES CONTRACT contract according to the terms and conditions below:

2. The parties agree to change the value of payment for the use of telecommunication support services, and from 01/10/2013 forward,  ESOTV shall be entitled to receive the amount of R $ 1.00 (one Real) for each minute used exclusively on calls received per minute on the access number made available by IPCORP.

3. The parties agree to amend clause 5.5 of the Telecommunications Support Services Contract registered in the 6th Office of Registry of Civil and Corporate Deeds and Documents of the Capital - State of São Paulo, registered under No. 1656244, which will read as follows:

5.5 - For every minute used by mobile access numbers provided by IP CORP, the BUYER shall be entitled to the value referred to in the attached Annexes, which shall be paid within thirty (30) days after receipt of the notice mentioned in item 5.4 above.

The terms and conditions which are unchanged by this instrument remain in vigor.

And being witness whereof the parties have executed this in two (2) copies of equal content and form in the presence of witnesses.

São Paulo, 22 November 2013.

FALKLAND TECNOLOGIA EM COMUNICAÇÕES TELECOM SA.

ESOTV BRASIL PROMOÇÃO PUBLICIDADE LICENCIAMENTO E COMERCIO LTDA